Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT

Helius Medical Technologies, Inc.

642 Newtown Yardley Road, Suite 100

Newtown, Pennsylvania, 18940

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1. This Subscription Agreement (this “Agreement”) is made as of the date set forth below between Helius Medical Technologies, Inc., a Delaware corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance to certain investors and in a public offering of up to (i) an aggregate of 4,815,010 shares (the “Shares”) of its Class A common stock, par value $0.001 per share (the “Common Stock”), for a purchase price of $0.35 per share (the “Purchase Price”) and (ii) Pre-Funded Class A Common Stock purchase warrants (the “Pre-Funded Warrants” and together with the Shares, the “Securities”) to purchase up to an aggregate of 0 shares of Common Stock (the “Pre-Funded Warrant Shares”), in the form of Exhibit A attached hereto.

3. The offering and sale of the Securities (the “Offering”) is being made in the United States pursuant to (1) an effective Registration Statement on Form S-3 (Registration No. 333-215286) (including the Prospectus contained therein (the “Base Prospectus”), the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), (2) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), that have been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof, (3) a preliminary prospectus Supplement (the “Preliminary Prospectus Supplement”) containing certain supplement information regarding the Securities and terms of the Offering dated November 21, 2019, and (4) a final prospectus supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Securities and terms of the Offering that will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission). In accordance with Canadian National Instrument 71-101 – The Multijurisdictional Disclosure System, the Company has filed or will file the Base Prospectus, Preliminary Prospectus Supplement and Prospectus Supplement, in each case along with the appropriate supplemental disclosure, with the securities regulatory authorities in each of the provinces of Canada (the “MJDS Base Prospectus”, the “MJDS Preliminary Prospectus Supplement” and the “MJDS Prospectus Supplement”, respectively, and the MJDS Base Prospectus and MJDS Prospectus Supplement together, the “MJDS Prospectus”).

4. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Securities as set forth below at the aggregate purchase price set forth below. The Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. The Investor acknowledges that the Offering is not being underwritten.

5. The Investor acknowledges that (i) there is no minimum offering amount and (ii) the Investor’s obligations under this Agreement, including the obligation to purchase Securities are expressly not conditioned on the purchase by any or all of the Other Investors (as defined in Annex I hereto) of the Securities that they have agreed to purchase from the Company or the sale by the Company of any specified aggregate number of Securities.

6. The Securities shall be settled as follows:

(a) The settlement of the Shares purchased by the Investor shall be by delivery by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Investor’s name and address as set forth below, and released by Computershare Trust Company of Canada, the Company’s transfer agent (the “Transfer Agent”), to the Investor at Closing (as defined in Section 3.1 of Annex I hereto).

NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES.

AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL AT CLOSING REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

Bank:

Bank Address:

Routing#:

Acct#:

Acct Name:

IT IS THE INVESTOR’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SHARES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SHARES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

(b) The Pre-Funded Warrants shall be delivered to the Investor by mail, duly executed and registered in such names and sent to such address as specified by the Investor on the signature page hereto, and the Investor’s Purchase Price for the Pre-Funded Warrants shall be made, by wire transfer to the Company, no later than two (2) business days after the execution of this Agreement by the Investor and the Company, to the following account:

Bank:

Bank Address:

Routing#:

Acct#:

Acct Name:

IT IS THE INVESTOR’S RESPONSIBILITY TO MAKE THE NECESSARY WIRE TRANSFER IN A TIMELY MANNER AND. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE PRE-FUNDED WARRANTS IN A TIMELY MANNER, THE PRE-FUNDED WARRANTS MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

7. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a FINRA member or an Associated Person (as such term is defined under the FINRA Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Securities, acquired, or obtained the right to acquire, 15% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

8. The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) (i) the Registration Statement and the documents incorporated by reference therein and (ii) the Preliminary Prospectus Supplement, the documents incorporated by reference therein and any free writing prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Act, including the Prospectus Supplement, a free writing prospectus and oral communications.

8.1. If the Investor is a resident of Canada, the Investor also represents that it has received the MJDS Base Prospectus and the MJDS Preliminary Prospectus Supplement.

9. No offer by the Investor to buy Securities will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked by the Investor, without obligation or commitment of any kind, at any time prior to the Company sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

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Number of Shares:

Purchase Price Per Share:

Number of Shares Underlying Pre-Funded Warrant:

Purchase Price Per Pre-Funded Warrant:

Aggregate Purchase Price:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of:

INVESTOR

By:
Print Name:
Title:

Address:

Agreed and Accepted

This [●] day of [●], [●]:

HELIUS MEDICAL TECHNOLOGIES, INC.

By:
Print Name:
Title:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1. Authorization and Sale of the Securities. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.

2. Agreement to Sell and Purchase the Shares.

2.1 At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Securities set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2 The Company proposes (i) to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Securities to them and (ii) to enter into an underwriting agreement with H.C. Wainwright & Co., LLC, as representative of the several underwriters listed therein (the “Underwriters”) on or about the date hereof, for the sale and issuance of Securities to the public (the “Public Offering”). The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

3. Closings and Delivery of the Securities and Funds.

3.1 Closing. The completion of the purchase and sale of the Securities, or a portion thereof, (the “Closing”) shall occur upon delivery of the Securities against payment therefor on or about November 26, 2019, which is the second (2nd) business day following the date of pricing of the Shares, or at such earlier date as the Company and Underwriters shall agree (the “Closing Date”), in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit B, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a Pre-Funded Warrant for the number of Pre-Funded Warrant Shares set forth on the Signature Page, and (c) the aggregate purchase price for the Securities being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3.2 Conditions to the Company’s Obligations. (a) The Company’s obligation to issue and sell the Securities to the Investor shall be subject to (i) the receipt by the Company of the purchase price for the Securities being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

(b) Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Securities as set forth on the Signature Page will be subject to the completion of the Offering by the Company.

(c) Disclaimer Regarding Partial Settlement. The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Securities that they have agreed to purchase from the Company or the sale by the Company of any specified aggregate number of Securities to the Other Investors or in the concurrent registered public offering being conducted by the Company.

3.3 Delivery of Funds. After the execution of this Agreement by the Investor and the Company, at Closing the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Securities being purchased by the Investor to the following account designated by the Company:

Bank:

Bank Address:

Routing#:

Acct#:

Acct Name:

Investor shall also furnish the Company a completed W-9 form (or, in the case of an Investor who is not a United States citizen or resident, a W-8 form).

3.4 Delivery of Shares. No later than two (2) business days after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a Deposit/Withdrawal at Custodian (“DWAC”) instructing Computershare Trust Company of Canada, the Company’s transfer agent, to credit such account or accounts with the Shares by means of an electronic book-entry delivery. Such DWAC shall indicate the settlement date for the deposit of the Shares, which date shall be the Closing. Simultaneously with the delivery to the Company by the Investor of the funds pursuant to Section 3.3 above, the Company shall direct its transfer agent to credit the Investor’s account or accounts with the Shares pursuant to the information contained in the DWAC.

3.5 Delivery of Pre-Funded Warrant Shares. No later than two (2) business days after the execution of this Agreement by the Investor and the Company, the Pre-Funded Warrants shall be delivered by the Company to the Investor by mail, duly executed and registered in such names and sent to such address as specified by the Investor on the Signature Page hereto.

4. Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants to, and agrees with, the Company that:

4.1 The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Securities set forth on the Signature Page, has received and is relying solely upon (i) the Disclosure Package and the documents incorporated by reference therein and (ii) the Offering Information.

4.2 (a) No action has been or will be taken in any jurisdiction outside the United States and Canada by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States and Canada where action for that purpose is required and (b) if the Investor is outside the United States and Canada, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

4.3 The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.4 The Investor understands that nothing in this Agreement, the Prospectus (and if the Investor is a resident of Canada, the MJDS Prospectus) or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

4.5 Since the date on which the Company first contacted such Investor about the Offering, the Investor has not engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) and has not violated its obligations of confidentiality. Each Investor covenants that it will not engage in any transactions in the securities of the Company (including Short Sales)

or disclose any information about the contemplated offering (other than to its advisors that are under a legal obligation of confidentiality) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. Each Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

6. Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a) if to the Company, to:

Helius Medical Technologies, Inc.

642 Newtown Yardley Road, Suite 100

Newtown, Pennsylvania, 18940

Attention: Chief Financial Officer & Chief Operations Officer

with copies to:

Darren DeStefano

Cooley LLP

11951 Freedom Drive

Reston, Virginia 20190

Email: ddestefano@cooley.com

(b) if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10. Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission) and, if the Investor is a resident of Canada, the MJDS Prospectus Supplement.

12. Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission) and, if the Investor is a resident of Canada, the MJDS Prospectus, shall constitute written confirmation of the Company’s sale of Securities to such Investor.

13. Press Release. The Company and the Investor agree that the Company shall issue a press release announcing the Offering and disclosing all material terms and conditions of the Offering prior to the opening of the financial markets in New York City on the business day after the date hereof at the latest.

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Exhibit A

FORM OF PRE-FUNDED WARRANT

Exhibit B

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (attach additional sheets, if necessary). You may use a nominee name if appropriate:

2. The relationship between the Investor and the registered holder listed in response to item 1 above:

3. The mailing address of the registered holder listed in response to item 1 above:

4. The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5. Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6. DTC Participant Number:

7. Name of Account at DTC Participant being credited with the Shares **:

8. Account Number at DTC Participant being credited with the Shares:

**

In order to ensure timely settlement, please cause your broker or custodian to include the name of the ultimate beneficial holder or sub-account to which the Shares shall be credited in the DWAC authorization request.